UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On May 3, 2022, Farmland Partners Inc. (the “Company”) issued a press release announcing its financial position as of March 31, 2022, results of operations for the three months ended March 31, 2022 and other related information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company intends to make certain supplemental information available on its website www.farmlandpartners.com under the section “Investor Relations — Presentations” prior to the Company’s conference call with investors on Wednesday, May 4, 2022 at 11:00 a.m. (Eastern Time).

 In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 3, 2022 (the “Annual Meeting”), the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 23, 2022 (the “Proxy Statement”). Holders of 37,433,584 shares of the Company’s common stock, par value $0.01 per share, were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1: To elect the eight director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Chris A. Downey	22,411,636	3,330,740	11,691,208
Joseph W. Glauber	17,648,978	8,093,398	11,691,208
John A. Good	18,456,964	7,285,412	11,691,208
Thomas P. Heneghan	25,048,679	693,697	11,691,208
Danny D. Moore	25,061,593	680,783	11,691,208
Toby L. O’Rourke	17,704,771	8,037,605	11,691,208
Paul A. Pittman	24,995,165	747,211	11,691,208
Murray R. Wise	25,084,657	657,719	11,691,208

Proposal 2: To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

For	Against	Abstentions
36,375,342	792,027	266,215

Proposal 3: To approve (on an advisory basis) the compensation of our named executive officers.

For	Against	Abstentions	Broker Non-Votes
20,804,177	4,573,832	364,367	11,691,208

Item 9.01.Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press release dated May 3, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*   Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: May 3, 2022	By:	/s/ Luca Fabbri
Luca Fabbri
President